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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

[ ]
      PURSUANT TO SECTION 13 OR 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 28, 2000
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                              ANTEX BIOLOGICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                 0-20988                         52-1563899
      (State or other jurisdiction of           (Commission File Number)             (I.R.S. Employer
      incorporation or organization)                                                 Identification No.)

               300 PROFESSIONAL DRIVE
               GAITHERSBURG, MARYLAND                             20879
      (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (301) 590-0129

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          (Former name or former address, if changed since last report)
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ITEM 4.                 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            Effective April 28, 2000, the Company's independent accountants, PricewaterhouseCoopers LLP,resigned.

            In its report letter dated February 26, 1999 on the Company's calendar year 1998 financial statements, the report of PricewaterhouseCoopers LLP contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern. In its report letter dated March 30, 2000 on the Company's calendar year 1999 financial statements, no such explanatory paragraph was included by PricewaterhouseCoopers LLP.

            During the last two calendar years, and to the date of resignation, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to refer to the matter in its report.

            The Company has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated May 5, 2000, is filed as Exhibit 1 to this Form 8-K.

            The Audit Committee of the Company is conducting a search for new independent accountants.

                                    SIGNATURE

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Antex Biologics Inc.
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                                             (Registrant)

                                             /S/GREGORY C. ZAKARIAN
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                                             Name:  Gregory C. Zakarian
                                             Title: Vice President, Finance

 May 5, 2000
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(Date)